Exhibit 99.1
AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER
          This Amendment No. 1 (the “Amendment”) amends the Agreement and Plan of Merger made and entered into as of June 26, 2007 (the “Agreement”) by and among MRV Communications, Inc., a Delaware corporation (“MRV”), Fiberxon, Inc., a Delaware corporation (“Fiberxon”), Lighthouse Transition Corporation, a Delaware corporation (“Submerger”), Lighthouse Acquisition Corporation, a Delaware corporation (the “Survivor”), and, as to Article VIII and Article IX only, Yoram Snir, as Stockholders’ Agent. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
RECITALS:
          WHEREAS, the parties do not anticipate delivery of the Fiberxon audited financial statements for the 2004, 2005 and 2006 fiscal years, necessary to fulfill the closing condition set forth in Section 6.3(j) of the Agreement, until a date after the End Date;
          WHEREAS, the parties to the Agreement remain committed to proceeding with the transactions contemplated by and set forth in the Agreement;
          WHEREAS, the Agreement may be amended only in a written instrument signed by the parties to the Agreement; and
          WHEREAS, the parties desire to amend the Agreement to protect and support the interests of the MRV and Fiberxon stockholders alike, and enable a Closing to occur immediately after June 30, 2007.
          NOW, THEREFORE, for and in consideration of the promises and mutual covenants contained in the Agreement and herein, and other valuable consideration, the parties to the Agreement hereby amend the terms and conditions of the Agreement as follows:
1.	Closing and Effective Dates.
(a)	Subsection 1.2 shall be deleted in its entirety and replaced by the following:
1.2 The Closing. Upon the terms and subject to the conditions set forth in Article VI of this Agreement, the closing of the transactions contemplated hereby (the “Closing”) shall take place no earlier than 12:01 a.m. Pacific Time, Sunday, July 1, 2007 (the “Closing Date”), at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP at 10100 Santa Monica Boulevard, 7th Floor, Los Angeles, California 90067, or at such other time on July 1, 2007, and/or date, time, or location upon which the parties hereto shall mutually agree, and by which time the conditions set forth in Article VI of this Agreement shall have been satisfied or waived (other than those that by their terms are to be satisfied or waived at the Closing).
(b)	Subsection 1.3 shall be deleted in its entirety and replaced by the following:

1.3 Effective Time. Subject to the provisions of this Agreement, (a) the parties hereto shall cause the First Merger to be consummated by filing a certificate of merger (the “First Certificate of Merger”) with the Secretary of State of the State of Delaware, and (b) MRV shall cause the Second Merger to be consummated on the same Business Day as the filing of the First Certificate of Merger, by filing a certificate of merger with the Secretary of State of the State of Delaware for the Second Merger (the “Second Certificate of Merger”), in each case, in such form as is required by, and executed and acknowledged in accordance with, the relevant provisions of the DGCL and making all other filings or recordings required under the DGCL. The First Certificate of Merger when duly filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL shall state an effective date for the First Merger of the same date as the Closing Date and the effective time of the First Merger shall be the same time as the time when the Closing has been completed, unless the parties hereto shall mutually agree to a different date and time for filing and effectiveness. The Second Certificate of Merger when duly filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL shall state an effective date for the Second Merger of the same date as the effective date of the First Merger and the effective time for the Second Merger shall be a time that is one minute after the effective time of the First Merger, unless the parties hereto shall mutually agree to a subsequent date and time for filing and effectiveness. The effective time of the First Merger is sometimes referred to herein as the “Effective Time.”
2.	Lock-up Arrangements.
(a)	The following shall be inserted in the Merger Agreement as Subsection 1.7(i):
(i)	Lock Up Arrangement; Legend and Stop Order.
(i) From the Closing Date until the earlier of (a) the third Business Day following the Financials Receipt Date as defined in the Merger Agreement, (b) on the date that is twelve (12) months after the closing date, or (c) the revocation, suspension, modification or other similar change of material effect to the stop order referenced in Section 6.2(h) (the “Lock-up Period”), each former holder of Fiberxon Capital Stock shall not (a) sell, assign, exchange, transfer, pledge, hypothecate, distribute or otherwise dispose of (other than by operation of law where the transferee remains subject to and bound by the provisions of this Agreement applicable during the Lock-Up Period) (i) any Merger Shares, excluding the MRV Common Stock underlying the assumed and converted Fiberxon Options that have been exercised by a holder of such Fiberxon Options following the Closing Date, or (ii) any interest (including, without limitation, an option to buy or sell) in any such Merger Shares, in whole or in part, and no such attempted transfer shall be treated as effective for any purpose, or (b) engage in any transaction in respect to the Merger Shares received by the former holder of Fiberxon Capital Stock pursuant to the Mergers or any interest therein, the intent or effect of which is the effective economic disposition of such shares (including, but not limited to, engaging in put, call, short-sale, straddle or similar market transactions) (the foregoing restrictions are referred to herein as the “Lock-Up Restrictions”).
(ii) To effect the Lock-up Restrictions as set forth in this Section 1.7(i), upon Closing, MRV will issue a stop order to its transfer agent with respect to the Merger Shares, excluding any shares of MRV Common Stock issued upon exercise of the assumed and converted Fiberxon Options during the Lock-Up Period, shall bear the legend set forth below; MRV shall instruct its transfer agent to remove the stop order and the legend within three Trading Days of the expiration of the Lock-Up Period.
PURSUANT TO SECTION 1.7(i) OF THAT CERTAIN AGREEMENT AND PLAN OF MERGER BY AND AMONG MRV COMMUNICATIONS, INC. (“MRV”), FIBERXON, INC. (“FIBERXON”), LIGHTHOUSE TRANSITION CORPORATION, LIGHTHOUSE ACQUISITION CORPORATION, AND YORAM SNIR, AS STOCKHOLDERS’ AGENT, DATED AS OF JANUARY 26, 2007, AS AMENDED BY AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER DATED AS OF JUNE 26, 2007 (THE “MERGER AGREEMENT”), THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, EXCHANGED, TRANSFERRED, ENCUMBERED, PLEDGED, DISTRIBUTED OR OTHERWISE DISPOSED OF (OTHER THAN BY OPERATION OF LAW WHERE THE TRANSFEREE REMAINS SUBJECT TO AND BOUND BY THE PROVISIONS OF THIS AGREEMENT APPLICABLE DURING THE LOCK-UP PERIOD) PRIOR TO THE EARLIER OF (A) THE THIRD TRADING DAY FOLLOWING THE FINANCIALS RECEIPT DATE AS DEFINED IN THE MERGER AGREEMENT, (B) JULY 1, 2008 OR (C) AS OTHERWISE PROVIDED IN THE MERGER AGREEMENT, AS AMENDED (THE “LOCK-UP PERIOD”). UPON THE EXPIRATION OF THE LOCK-UP PERIOD THIS LEGEND SHALL BE VOID AND OF NO FURTHER EFFECT. THE ISSUER AGREES TO REMOVE THIS RESTRICTIVE LEGEND (AND ANY STOP ORDER PLACED WITH ITS TRANSFER AGENT) UPON THE EXPIRATION OF THE LOCK-UP PERIOD. A COPY OF THE MERGER AGREEMENT IS AVAILABLE FOR REVIEW AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.
(b)	The following shall be inserted in the Merger Agreement as Subsection 6.2(h):
(h) MRV Lock-up. MRV shall have issued a stop order to its transfer agent restricting the transfer of shares of MRV Common Stock held by its directors and executive officers as of the Closing Date, on the same terms and conditions as applicable to the Merger Shares pursuant to Section 1.7(i) of this Agreement.
3.	Supplemental Solicitation of Consent. The following shall be inserted in the Merger Agreement as Subsection 5.4(e):

(e) Upon any material amendment of this Agreement subsequent to the distribution of the Soliciting Materials to the Fiberxon Stockholders, as soon as practical and prior to the Closing Date, and consistent with the terms and conditions of this Section 5.4, Fiberxon shall prepare and distribute supplemental soliciting materials describing the material terms and conditions of such amendment to this Agreement and seeking consent of this Agreement, as amended, from the Fiberxon Support Stockholders (the “Supplemental Soliciting Materials”).
4.	Form S-8.
(a)	Subsection 5.10(g) shall be deleted in its entirety and replaced by the following:
(g) [RESERVED.]
(b)	Subsection 5.10(i) shall be deleted in its entirety and replaced by the following:
(i) Form S-8. MRV shall take all corporate action necessary to reserve for issuance a sufficient number of shares of MRV Common Stock for delivery upon exercise of the assumed Fiberxon Options and shall use all reasonable efforts to file as soon as practical following the Financials Receipt Date, and no later than seven (7) Business Days thereafter, a registration statement on Form S-8 (or any successor to Form S-8), to the extent available, so as to register the shares of MRV Common Stock subject to such Fiberxon Options, and shall use all reasonable efforts to maintain the effectiveness of such registration statement thereafter for so long as any of such options or other rights remain outstanding.
5.	Adjustment of Closing Conditions.
(a)	Subsection 6.1(a) shall be deleted in its entirety and replaced by the following:
(a) Solicitation and Approval. Fiberxon shall have sent the Supplemental Soliciting Materials to the Fiberxon Stockholders and this Agreement, as amended, and the First Merger shall have received, in response to such supplemental solicitation of consent, the requisite approval of at least 57% of the outstanding shares of Fiberxon Common Stock, 78% of the Fiberxon Series A Preferred Stock, 67% of the Fiberxon Series B Preferred Stock, 85% of the Fiberxon Series C Preferred Stock, and 76% of the Fiberxon Series B and C Preferred Stock (voting as a single class).
(b)	Subsection 6.1(c) shall be deleted in its entirety and replaced by the following:
(c)	Permit to Issue Securities.
(i) If Section 5.2(a) applies, the Commissioner shall have issued the California Permit, and the qualification thereunder shall not be the subject of any stop order or proceedings seeking a stop order. If this Agreement shall have been amended subsequent to the issuance of the California Permit, MRV shall have submitted a post-effective amendment to its application for the California Permit and the Commissioner shall have issued an amended California Permit reflecting receipt of such amendment.
(ii) If Section 5.2(b) applies, the parties are reasonably satisfied that the MRV securities to be issued pursuant to this Agreement may be issued under other exemptions to the Securities Act and have agreed on the process for issuance of such securities.
(c)	Subsection 6.3(a) shall be deleted in its entirety and replaced by the following:
(a) Approval. This Agreement, as amended, and the First Merger shall have received, in response to the Supplemental Soliciting Materials, the requisite approval of at least 57% of the outstanding shares of Fiberxon Common Stock, 78% of the Fiberxon Series A Preferred Stock, 67% of the Fiberxon Series B Preferred Stock, 85% of the Fiberxon Series C Preferred Stock, and 76% of the Fiberxon Series B and C Preferred Stock (voting as a single class).
(d)	Subsection 6.3(j) shall be deleted in its entirety and subsection 6.3(k) re-numbered accordingly.
6.	Timing of Deferred Consideration Payment. Subsection 8.2(a) shall be deleted in its entirety and replaced by the following:
(a) Luminent IPO. Unless it shall have previously become payable as the result of an Acceleration Event, the Deferred Consideration Payment shall become due and payable (i) on the third business day after the closing date of the Luminent IPO or (ii) if the Luminent IPO has not occurred on or prior to such date, on the date that is eighteen (18) months after the Financials Receipt Date (the “IPO Deadline”).
7.	Additional Definitions. The following shall be inserted in the Merger Agreement in Subsection 10.2:
“Financials Receipt Date” means the date of the receipt by MRV of Fiberxon’s consolidated financial statements (including restatements thereof, if applicable) for the periods ended December 31, 2004, 2005 and 2006, for which (as of the date of receipt), together with an opinion or opinions thereon by a firm or firms of independent public accountants registered with the Public Company Accounting Oversight Board which are reasonably acceptable to MRV (which, in making the selection of such auditors, shall consult with, but not necessarily agree with or be bound by, the members of Fiberxon’s board of directors in office immediately prior to the effectiveness of the First Merger who are reasonably available therefor), the form and content of which financial statements and opinion(s), with respect to MRV, satisfies, and with respect to Luminent, would satisfy, the provisions of Regulation S-X of the rules and regulations of the SEC (or any successor rule or regulation to Regulation S-X), such opinion(s) with respect to such financial statements is, on receipt and at all times relevant thereafter, in full force and effect and such accountants have not provided to any of Fiberxon, Luminent or MRV notice that such opinion(s) and related financial statements may not be relied upon.

“Lock-up Period” has the meaning set forth in Section 1.7(i).
“Lock-up Restrictions” has the meaning set forth in Section 1.7(i).
“SEC Reports” has the meaning set forth in Section 3.5.
“Supplemental Soliciting Materials” has the meaning set forth in Section 5.4(e).
8.	Revised Definitions. The following shall be substituted in the Merger Agreement as the definitions of the listed terms, respectively, in Subsection 10.2:
“Certificates” means certificates which immediately prior to the Effective Time represented outstanding shares of Fiberxon Capital Stock as set forth in Section 1.10(c).
“Confidentiality Agreement” has the meaning set forth in Section 5.5(a).
“DOL” has the meaning set forth in Section 2.11(a)(iii).
“Employee” has the meaning set forth in Section 2.11(a)(iv).
“End Date” has the meaning set forth in Section 7.1(b).
“ERISA Affiliate” has the meaning set forth in Section 2.11(a)(vi).
“ERISA” has the meaning set forth in Section 2.11(a)(v).
“Excess Payments” has the meaning set forth in Section 1.9(e).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fiberxon Balance Sheet” has the meaning set forth in Section 2.4(c).
“HSR Act” has the meaning set forth in Section 2.3(c).
“IPO Warranty Payment” has the meaning in Section 9.10.
“Material Divestiture” has the meaning set forth in Section 5.8(e).
“Merger Shares” means shares of MRV Common Stock issuable pursuant to Section 1.7, which at the time of issuance as part of the Merger Consideration include the Lock-Up Restrictions.
“MRV Common Stock” means the common stock, $0.0017 par value per share, of MRV; provided, however, that solely with respect to the definition of MRV Maximum

Shares in Subsection 10.2, MRV Common Stock means the shares of common stock, $0.0017 par value per share, of MRV outstanding immediately prior to effectiveness of the First Merger; and provided further, however, that solely with respect to the provisions of Section 5.10, MRV Common Stock means the shares of common stock, $0.0017 par value per share, of MRV, which at the time of issuance upon exercise of assumed Fiberxon Options exclude the Lock-Up Restrictions.
“Stockholders’ Agent” means Yoram Snir.
“US GAAP” has the meaning set forth in Section 2.4(c).
9.	Deleted Definitions. The definitions of the following terms shall be deleted in their entirety from Subsection 10.2: “MRV Balance Sheet,” “MRV Financials,” “MRV Permits,” “MRV SEC Reports”.

10.	Fees and Expenses. The following shall be inserted in the Merger Agreement as Section 10.15:
10.15 Fees and Expenses of Fiberxon’s Financial Statements. The out-of-pocket fees and expenses paid to third parties associated with the preparation and delivery of the Fiberxon consolidated financial statements and opinion(s) of independent registered public accountants thereon contemplated to satisfy the provisions of this Amendment relating to the definition of “Financials Receipt Date” in Section 10.2 and incurred following the Closing, shall be borne one-half by MRV and one-half by offset against the Set-Off Fund or Special Set-Off Fund, as MRV may determine in its discretion, and to extent there are insufficient amounts in either the Set-Off Fund or Special Set-Off Fund against which to satisfy the full amount of the one-half share of such fees and expenses to be satisfied by offset, then both the Set-Off Fund and Special Set-Off Fund may be used for offset to the extent necessary to satisfy the full amount of such fees and expenses to be satisfied by offset. No other fees or expenses associated with the preparation and delivery of the Fiberxon financial statements and related opinions shall be recoverable from the Set-Off Fund or the Special Set-Off Fund. Notwithstanding any provision of the Agreement or this Amendment to the contrary, the procedures specified in Article IX of the Agreement shall not be applicable to the set-off contemplated by this Section 10.15. MRV shall furnish to the Stockholders Agent upon request reasonable documentation supporting the aggregate fees and expenses incurred.
11.	Continued Effect of Merger Agreement. All terms and conditions which the parties to the Agreement do not hereby explicitly amend remain unchanged and in full force and effect, and the parties reserve all existing rights thereunder.

12.	Counterparts. This Amendment may be executed and delivered in any number of facsimile counterparts, each of which shall be an original, but which together constitute one and the same instrument.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized respective officers, as of the 26th day of June, 2007.

MRV COMMUNICATIONS, INC.

By:	/s/ Shlomo Margalit

Name:	Shlomo Margalit
Title:	Chairman of the Board

LIGHTHOUSE TRANSITION CORPORATION

By:	/s/ Kevin Rubin

Name:	Kevin Rubin
Title:	President and CEO

LIGHTHOUSE ACQUISITION CORPORATION

By:	/s/ Near Margalit

Name:	Near Margalit
Title:	President and CEO

FIBERXON, INC.

By:	/s/ Jack Lu

Name:	Jack Lu
Title:	Chief Executive Officer

Solely for purposes of Articles III and IX: YORAM SNIR, AS STOCKHOLDERS’ AGENT

By:	/s/ Yoram Snir

Name:	Yoram Snir